SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUSES

AMERICAN GENERAL LIFE INSURANCE COMPANY

VARIABLE SEPARATE ACCOUNT

Polaris Select Investor Variable Annuity

Polaris Advantage Variable Annuity

Polaris Advantage II Variable Annuity

Polaris Preferred Solution Variable Annuity

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

FS VARIABLE SEPARATE ACCOUNT

Polaris Select Investor Variable Annuity

Polaris Advantage Variable Annuity

Polaris Advantage II Variable Annuity

Polaris Choice III Variable Annuity

Polaris Choice IV Variable Annuity

Polaris Preferred Solution Variable Annuity

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

VALIC Separate Account A

Polaris Choice Elite Variable Annuity

Effective on or about May 3, 2021, the following Underlying Funds of the SunAmerica Series Trust (“SAST”) have been renamed as indicated below. Accordingly, all references in the prospectus are replaced as follows:

Former Underlying Fund Name	New Underlying Fund Name	Managed By
SA Legg Mason BW Large Cap Value Portfolio	SA Franklin BW U.S. Large Cap Value Portfolio	Brandywine Global Investment Management, LLC
SA Legg Mason Tactical Opportunities Portfolio	SA Franklin Tactical Opportunities Portfolio	QS Investors, LLC

Effective on or about May 3, 2021, the following Target Underlying Fund has merged into the Acquiring Underlying Fund of the SunAmerica Series Trust (“SAST”) indicated below. Accordingly, all references in the prospectus to the Target Underlying Fund listed below are hereby replaced with corresponding Acquiring Underlying Fund, respectively.

Target Underlying Fund	Acquiring Underlying Fund	Managed By
SA Invesco VCP Equity-Income Portfolio	SA VCP Dynamic Strategy Portfolio	SunAmerica Asset Management, LLC and AllianceBernstein L.P.

Dated:  May 3, 2021

Please keep this Supplement with your prospectus.